SPDR Series Trust
SPDR® Bloomberg Emerging Markets Local Bond ETF
SPDR Bloomberg International Corporate Bond ETF
(each a “Fund”, collectively the “Funds”)
Supplement dated March 30, 2023 to the Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2022, as may be supplemented from time to time
Effective March 31, 2023 (the “Effective Date”), State Street Global Advisors Limited (“SSGA LTD”) will no longer serve as investment sub‑adviser to the Funds. Instead, as of the Effective Date, SSGA Funds Management, Inc. (the “Adviser”), the Fund’s investment adviser and an affiliate of SSGA LTD, will delegate certain investment management services for the Funds to SSGA LTD pursuant to a personnel-sharing agreement between the Adviser and SSGA LTD. State Street Global Advisors Singapore Limited will continue to provide certain investment management services to the SPDR Bloomberg Emerging Markets Local Bond ETF through a similar personnel-sharing agreement with the Adviser. This arrangement will not result in any changes to the professionals primarily responsible for the day‑to‑day management of the Funds or to each Fund’s investment objective, investment strategies or fees. Accordingly, as of the Effective Date:

1)	All references to SSGA LTD as the Funds’ sub‑adviser in the Prospectus and SAI are deleted.

2)
With respect to the SPDR Bloomberg Emerging Markets Local Bond ETF, the first paragraph beneath the “Portfolio Managers” heading in the “PORTFOLIO MANAGEMENT” section on page 6 of the Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day‑to‑day management of the Fund are Abhishek Kumar, Robert Golcher, Catherine Smith, Kheng Siang Ng and Imran Khan. Mr. Kumar, Mr. Golcher and Ms. Smith are part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD. Mr. Ng and Mr. Khan are part of State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.

3)
With respect to the SPDR Bloomberg International Corporate Bond ETF, the following is added as the first paragraph beneath the “Portfolio Managers” heading in the “PORTFOLIO MANAGEMENT” section on page 13 of the Prospectus:

The professionals primarily responsible for the day‑to‑day management of the Fund are Richard Darby-Dowman, Paul Brown and Peter Spano, who are part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD.

4)
The following replaces (i) the “Participating Affiliate” paragraph in the “MANAGEMENT” section beginning on page 53 of the Prospectus and (ii) the “Participating Affiliate” paragraph in the “INVESTMENT ADVISORY AND OTHER SERVICES” section beginning on page 24 of the SAI:

Participating Affiliates. The Adviser has entered into personnel-sharing arrangements with each of SSGA LTD and SSGA Singapore, each an affiliate of the Adviser. SSGA LTD is an indirect wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA, Inc.”) and SSGA Singapore is a direct wholly-owned subsidiary of SSGA, Inc. SSGA, Inc. is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangements, certain employees of SSGA LTD and SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer.
These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the SPDR Bloomberg Emerging Markets Local Bond ETF and SPDR Bloomberg International Corporate Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. SSGA Singapore provides Investment Management Services to the SPDR Bloomberg Emerging Markets

Local Bond ETF. Unlike the Adviser, neither SSGA LTD nor SSGA Singapore is registered as an investment adviser with the SEC. Each personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. Prior to March 31, 2023, SSGA LTD was a registered investment adviser with the SEC, and provided investment sub-advisory services to the Funds. As of December 31, 2022, SSGA LTD managed approximately $362.5 billion in assets. SSGA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom. As of December 31, 2022, SSGA Singapore managed approximately $3.68 billion in assets. SSGA Singapore’s principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.

5)	The following is added as a footnote to the “Other Accounts Managed as of December 31, 2021” table on page 37 of the SAI:

††
Mr. Kumar, Mr. Golcher and Ms. Smith are part of SSGA LTD and provide portfolio management services to the SPDR Bloomberg Emerging Markets Local Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA LTD.

†††
Mr. Darby-Dowman, Mr. Brown and Mr. Spano are part of SSGA LTD and provide portfolio management services to the SPDR Bloomberg International Corporate Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA LTD.

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